Exhibit 99.2

Investor Supplement
Fourth Quarter 2012
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 25.

Kemper Corporation
Investor Supplement
Fourth Quarter 2012

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
For Period Ended
Earned Premiums	$520.8	$527.3	$529.8	$529.2	$536.5	$543.0	$548.1	$546.0	$2,107.1	$2,173.6
Net Investment Income	72.9	70.4	75.2	77.4	75.3	58.6	82.9	81.2	295.9	298.0
Net Investment Gains (Losses) and Other Income	2.9	47.9	3.9	4.6	1.5	(8.8)	16.7	14.0	59.3	23.4
Total Revenues	$596.6	$645.6	$608.9	$611.2	$613.3	$592.8	$647.7	$641.2	$2,462.3	$2,495.0

Consolidated Net Operating Income (Loss)[1]	$(3.4)	$24.6	$(0.8)	$33.4	$24.1	$7.1	$(20.2)	$36.1	$53.8	$47.1
Income (Loss) from Continuing Operations	$(1.7)	$55.6	$1.6	$36.3	$25.0	$1.1	$(9.4)	$45.0	$91.8	$61.7
Net Income (Loss)	$1.9	$55.6	$2.3	$43.6	$24.3	$2.0	$(3.3)	$51.5	$103.4	$74.5

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss)[1]	$(0.06)	$0.42	$(0.01)	$0.56	$0.40	$0.12	$(0.33)	$0.59	$0.91	$0.78
Income (Loss) from Continuing Operations	$(0.03)	$0.95	$0.03	$0.61	$0.41	$0.01	$(0.16)	$0.74	$1.55	$1.02
Net Income (Loss)	$0.03	$0.95	$0.04	$0.73	$0.40	$0.03	$(0.06)	$0.85	$1.75	$1.23
Diluted:
Consolidated Net Operating Income (Loss)[1]	$(0.06)	$0.42	$(0.01)	$0.55	$0.40	$0.12	$(0.33)	$0.59	$0.91	$0.78
Income (Loss) from Continuing Operations	$(0.03)	$0.95	$0.03	$0.60	$0.41	$0.01	$(0.16)	$0.73	$1.54	$1.02
Net Income (Loss)	$0.03	$0.95	$0.04	$0.72	$0.40	$0.03	$(0.06)	$0.84	$1.74	$1.23

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96

At Period End
Total Assets	$8,009.1	$8,120.8	$8,006.8	$7,970.4	$7,934.7	$8,047.8	$8,068.4	$8,137.0
Insurance Reserves	$4,132.2	$4,131.6	$4,140.8	$4,119.2	$4,131.8	$4,158.1	$4,186.8	$4,169.4
Notes Payable	$611.4	$611.2	$611.0	$610.8	$610.6	$675.4	$610.2	$610.0
Shareholders’ Equity	$2,161.7	$2,204.5	$2,148.7	$2,131.8	$2,116.6	$2,121.6	$2,040.4	$2,023.5
Shareholders’ Equity Excluding Goodwill	$1,849.9	$1,892.7	$1,836.9	$1,820.0	$1,804.8	$1,809.8	$1,728.6	$1,711.7
Common Shares Issued and Outstanding (In Millions)	58.454	58.353	59.000	59.723	60.249	60.456	60.460	60.453
Book Value Per Share[2]	$36.98	$37.78	$36.42	$35.69	$35.13	$35.09	$33.75	$33.47
Book Value Per Share Excluding Goodwill[1,2]	$31.65	$32.44	$31.13	$30.47	$29.96	$29.94	$28.59	$28.31
Book Value Per Share Excluding Unrealized on Fixed Maturities[1,2]	$30.62	$31.19	$30.19	$30.40	$29.70	$29.80	$30.62	$31.01
Debt to Total Capitalization[2]	22.0%	21.7%	22.1%	22.3%	22.4%	24.1%	23.0%	23.2%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	4.8%	5.9%	3.4%	3.2%	3.6%	5.3%	7.0%	9.1%

[1] Non-GAAP Measure. See Page 25 for definition.
[2] See Capital Metrics for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Revenues:
Earned Premiums	$520.8	$527.3	$529.8	$529.2	$536.5	$543.0	$548.1	$546.0	$2,107.1	$2,173.6
Net Investment Income	72.9	70.4	75.2	77.4	75.3	58.6	82.9	81.2	295.9	298.0
Other Income	0.2	0.2	0.2	0.2	0.2	0.4	0.2	0.2	0.8	1.0
Net Realized Gains (Losses) on Sales of Investments	5.5	50.9	4.1	4.9	5.9	(4.2)	17.8	14.2	65.4	33.7
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(3.1)	(3.2)	(0.4)	(0.5)	(4.7)	(5.0)	(1.3)	(0.4)	(7.2)	(11.4)
Portion of Losses Recognized in Other Comprehensive Income	0.3	—	—	—	0.1	—	—	—	0.3	0.1
Net Impairment Losses Recognized in Earnings	(2.8)	(3.2)	(0.4)	(0.5)	(4.6)	(5.0)	(1.3)	(0.4)	(6.9)	(11.3)
Total Revenues	596.6	645.6	608.9	611.2	613.3	592.8	647.7	641.2	2,462.3	2,495.0
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	413.0	368.7	423.8	376.6	376.7	399.6	477.1	392.3	1,582.1	1,645.7
Insurance Expenses	169.5	172.7	167.7	162.4	170.1	176.8	170.6	166.1	672.3	683.6
Write-off of Intangibles Acquired	—	—	—	—	13.5	—	—	—	—	13.5
Interest and Other Expenses	20.1	22.7	20.9	21.8	21.9	21.4	20.9	19.7	85.5	83.9
Total Expenses	602.6	564.1	612.4	560.8	582.2	597.8	668.6	578.1	2,339.9	2,426.7
Income (Loss) from Continuing Operations before Income Taxes	(6.0)	81.5	(3.5)	50.4	31.1	(5.0)	(20.9)	63.1	122.4	68.3
Income Tax Benefit (Expense)	4.3	(25.9)	5.1	(14.1)	(6.1)	6.1	11.5	(18.1)	(30.6)	(6.6)
Income (Loss) from Continuing Operations	(1.7)	55.6	1.6	36.3	25.0	1.1	(9.4)	45.0	91.8	61.7
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	5.7	(0.1)	1.0	12.3	0.2	0.6	9.3	9.4	18.9	19.5
Income Tax Benefit (Expense)	(2.1)	0.1	(0.3)	(5.0)	(0.9)	0.3	(3.2)	(2.9)	(7.3)	(6.7)
Income (Loss) from Discontinued Operations	3.6	—	0.7	7.3	(0.7)	0.9	6.1	6.5	11.6	12.8
Net Income (Loss)	$1.9	$55.6	$2.3	$43.6	$24.3	$2.0	$(3.3)	$51.5	$103.4	$74.5
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$(0.03)	$0.95	$0.03	$0.61	$0.41	$0.01	$(0.16)	$0.74	$1.55	$1.02
Diluted	$(0.03)	$0.95	$0.03	$0.60	$0.41	$0.01	$(0.16)	$0.73	$1.54	$1.02
Net Income (Loss) Per Unrestricted Share:
Basic	$0.03	$0.95	$0.04	$0.73	$0.40	$0.03	$(0.06)	$0.85	$1.75	$1.23
Diluted	$0.03	$0.95	$0.04	$0.72	$0.40	$0.03	$(0.06)	$0.84	$1.74	$1.23
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96
Weighted Average Unrestricted Common Shares Outstanding	58.067	58.300	59.197	59.866	60.113	60.141	60.119	60.678	58.857	60.263

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Assets:
Investments:
Fixed Maturities at Fair Value	$4,860.2	$4,725.6	$4,766.7	$4,787.7	$4,773.4	$4,782.4	$4,573.2	$4,491.9
Equity Securities at Fair Value	521.9	545.7	470.2	429.6	397.3	360.8	503.0	511.7
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	253.0	267.3	283.9	311.7	306.3	305.0	325.3	326.0
Short-term Investments at Cost	327.5	297.3	272.7	364.2	247.4	120.9	274.5	415.8
Other Investments	497.5	500.1	500.3	499.0	498.3	495.2	497.2	496.0
Total Investments	6,460.1	6,336.0	6,293.8	6,392.2	6,222.7	6,064.3	6,173.2	6,241.4
Cash	96.3	318.7	249.5	128.7	251.2	471.0	123.8	77.5
Receivable from Policyholders	369.3	385.6	374.7	378.4	379.2	390.4	381.7	387.6
Other Receivables	206.1	207.6	207.0	210.5	218.7	214.0	442.8	510.4
Deferred Policy Acquisition Costs	303.4	306.8	303.5	297.9	294.0	296.5	294.4	289.8
Goodwill	311.8	311.8	311.8	311.8	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	5.4	0.1	9.8	—	6.4	38.7	76.1	53.2
Other Assets	256.7	254.2	256.7	250.9	250.7	261.1	264.6	265.3
Total Assets	$8,009.1	$8,120.8	$8,006.8	$7,970.4	$7,934.7	$8,047.8	$8,068.4	$8,137.0
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,161.6	$3,149.8	$3,130.6	$3,117.8	$3,102.7	$3,094.5	$3,085.6	$3,073.6
Property and Casualty	970.6	981.8	1,010.2	1,001.4	1,029.1	1,063.6	1,101.2	1,095.8
Total Insurance Reserves	4,132.2	4,131.6	4,140.8	4,119.2	4,131.8	4,158.1	4,186.8	4,169.4
Certificates of Deposits at Cost	—	—	—	—	—	—	—	172.7
Unearned Premiums	650.9	674.3	665.5	668.3	666.2	687.1	675.6	680.4
Liabilities for Income Taxes	21.5	59.1	24.7	18.2	6.2	14.9	7.4	8.6
Notes Payable at Amortized Cost	611.4	611.2	611.0	610.8	610.6	675.4	610.2	610.0
Accrued Expenses and Other Liabilities	431.4	440.1	416.1	422.1	403.3	390.7	548.0	472.4
Total Liabilities	5,847.4	5,916.3	5,858.1	5,838.6	5,818.1	5,926.2	6,028.0	6,113.5
Shareholders’ Equity:
Common Stock	5.8	5.8	5.9	6.0	6.0	6.1	6.0	6.0
Paid-in Capital	725.0	722.8	729.7	737.5	743.9	745.4	744.2	743.3
Retained Earnings	1,118.2	1,130.8	1,101.6	1,126.2	1,108.7	1,102.0	1,114.7	1,132.6
Accumulated Other Comprehensive Income	312.7	345.1	311.5	262.1	258.0	268.1	175.5	141.6
Total Shareholders’ Equity	2,161.7	2,204.5	2,148.7	2,131.8	2,116.6	2,121.6	2,040.4	2,023.5
Total Liabilities and Shareholders’ Equity	$8,009.1	$8,120.8	$8,006.8	$7,970.4	$7,934.7	$8,047.8	$8,068.4	$8,137.0

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Book Value Per Share
Numerator
Shareholders’ Equity	$2,161.7	$2,204.5	$2,148.7	$2,131.8	$2,116.6	$2,121.6	$2,040.4	$2,023.5
Less: Goodwill	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,849.9	$1,892.7	$1,836.9	$1,820.0	$1,804.8	$1,809.8	$1,728.6	$1,711.7
Shareholders’ Equity	$2,161.7	$2,204.5	$2,148.7	$2,131.8	$2,116.6	$2,121.6	$2,040.4	$2,023.5
Less: Unrealized Gains and Losses on Fixed Maturities	(371.8)	(384.5)	(367.4)	(316.3)	(327.4)	(319.8)	(189.4)	(149.0)
Shareholders’ Equity Excluding Unrealized on Fixed Maturities	$1,789.9	$1,820.0	$1,781.3	$1,815.5	$1,789.2	$1,801.8	$1,851.0	$1,874.5
Denominator
Common Shares Issued and Outstanding	58.454	58.353	59.000	59.723	60.249	60.456	60.460	60.453
Book Value Per Share	$36.98	$37.78	$36.42	$35.69	$35.13	$35.09	$33.75	$33.47
Book Value Per Share Excluding Goodwill	$31.65	$32.44	$31.13	$30.47	$29.96	$29.94	$28.59	$28.31
Book Value Per Share Excluding Unrealized on Fixed Maturities	$30.62	$31.19	$30.19	$30.40	$29.70	$29.80	$30.62	$31.01

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$103.4	$125.8	$72.2	$66.6	$74.5	$110.2	$142.5	$182.1
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,152.7	$2,144.6	$2,111.8	$2,086.8	$2,065.0	$2,064.3	$2,036.4	$2,006.9
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	4.8%	5.9%	3.4%	3.2%	3.6%	5.3%	7.0%	9.1%

Debt and Total Capitalization
Debt	$611.4	$611.2	$611.0	$610.8	$610.6	$675.4	$610.2	$610.0
Shareholders’ Equity	2,161.7	2,204.5	2,148.7	2,131.8	2,116.6	2,121.6	2,040.4	2,023.5
Total Capitalization	$2,773.1	$2,815.7	$2,759.7	$2,742.6	$2,727.2	$2,797.0	$2,650.6	$2,633.5
Ratio of Debt to Shareholders’ Equity	28.3%	27.7%	28.4%	28.7%	28.8%	31.8%	29.9%	30.1%
Ratio of Debt to Total Capitalization	22.0%	21.7%	22.1%	22.3%	22.4%	24.1%	23.0%	23.2%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$190.2	$214.7	$163.2	$188.9	$217.0	$37.6	$47.6	$84.2
Borrowings Available Under Credit Agreement	325.0	325.0	325.0	325.0	245.0	180.0	245.0	245.0
Parent Company Liquidity	$515.2	$539.7	$488.2	$513.9	$462.0	$217.6	$292.6	$329.2

Capital Returned to Shareholders
Common Stock Repurchased	$—	$20.0	$21.5	$19.2	$5.7	$—	$—	$21.7
Cash Dividends Paid	14.0	14.1	14.3	14.5	14.5	14.5	14.5	14.7
Total Capital Returned to Shareholders	$14.0	$34.1	$35.8	$33.7	$20.2	$14.5	$14.5	$36.4

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Notes Payable under Revolving Credit Agreements	$—	$—	$—	$—	$—	$65.0	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	357.3	357.2	357.1	356.9	356.8	356.7	356.5	356.4
6.00% Senior Notes due November 30, 2015	248.6	248.5	248.3	248.3	248.2	248.1	248.0	247.9
Mortgage Note Payable at Amortized Cost	5.5	5.5	5.6	5.6	5.6	5.6	5.7	5.7
Notes Payable at Amortized Cost	$611.4	$611.2	$611.0	$610.8	$610.6	$675.4	$610.2	$610.0

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars In Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Revenues:
Kemper Preferred:
Earned Premiums	$223.5	$222.9	$218.0	$215.0	$217.0	$216.5	$214.4	$211.9	$879.4	$859.8
Net Investment Income	11.4	10.8	11.9	10.9	11.0	8.2	15.4	14.2	45.0	48.8
Other Income	0.1	0.1	0.1	0.1	0.1	0.1	—	0.1	0.4	0.3
Total Kemper Preferred	235.0	233.8	230.0	226.0	228.1	224.8	229.8	226.2	924.8	908.9
Kemper Specialty:
Earned Premiums	102.5	103.9	106.6	106.8	108.5	111.0	113.3	112.4	419.8	445.2
Net Investment Income	4.6	4.5	4.7	5.2	5.3	3.7	7.2	6.6	19.0	22.8
Other Income	0.1	0.1	0.1	—	0.1	0.2	0.1	0.1	0.3	0.5
Total Kemper Specialty	107.2	108.5	111.4	112.0	113.9	114.9	120.6	119.1	439.1	468.5
Kemper Direct:
Earned Premiums	36.8	40.3	43.9	47.0	50.9	54.4	57.5	59.9	168.0	222.7
Net Investment Income	3.2	3.4	3.7	3.6	3.8	2.8	5.5	5.3	13.9	17.4
Other Income	—	—	—	—	—	0.1	—	—	—	0.1
Total Kemper Direct	40.0	43.7	47.6	50.6	54.7	57.3	63.0	65.2	181.9	240.2
Life and Health Insurance:
Earned Premiums	158.0	160.2	161.3	160.4	160.1	161.1	162.9	161.8	639.9	645.9
Net Investment Income	50.8	48.1	49.7	55.7	53.2	42.5	52.1	52.7	204.3	200.5
Other Income	—	—	—	0.1	—	—	0.1	—	0.1	0.1
Total Life and Health Insurance	208.8	208.3	211.0	216.2	213.3	203.6	215.1	214.5	844.3	846.5
Total Segment Revenues	591.0	594.3	600.0	604.8	610.0	600.6	628.5	625.0	2,390.1	2,464.1
Net Realized Gains (Losses) on Sales of Investments	5.5	50.9	4.1	4.9	5.9	(4.2)	17.8	14.2	65.4	33.7
Net Impairment Losses Recognized in Earnings	(2.8)	(3.2)	(0.4)	(0.5)	(4.6)	(5.0)	(1.3)	(0.4)	(6.9)	(11.3)
Other	2.9	3.6	5.2	2.0	2.0	1.4	2.7	2.4	13.7	8.5
Total Revenues	$596.6	$645.6	$608.9	$611.2	$613.3	$592.8	$647.7	$641.2	$2,462.3	$2,495.0

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Segment Operating Profit (Loss):
Kemper Preferred	$(32.4)	$10.4	$(19.1)	$13.1	$15.9	$(16.1)	$(54.5)	$14.1	$(28.0)	$(40.6)
Kemper Specialty	(5.3)	3.2	(5.6)	4.9	5.3	7.1	6.4	5.4	(2.8)	24.2
Kemper Direct	2.1	1.6	(5.5)	(3.0)	(27.6)	(3.8)	(8.3)	(7.5)	(4.8)	(47.2)
Life and Health	37.7	29.4	30.3	43.0	47.7	29.9	28.2	46.5	140.4	152.3
Total Segment Operating Profit (Loss)	2.1	44.6	0.1	58.0	41.3	17.1	(28.2)	58.5	104.8	88.7
Corporate and Other Operating Loss	(10.8)	(10.8)	(7.3)	(12.0)	(11.5)	(12.9)	(9.2)	(9.2)	(40.9)	(42.8)
Total Operating Profit (Loss)	(8.7)	33.8	(7.2)	46.0	29.8	4.2	(37.4)	49.3	63.9	45.9
Net Realized Gains (Losses) on Sales of Investments	5.5	50.9	4.1	4.9	5.9	(4.2)	17.8	14.2	65.4	33.7
Net Impairment Losses Recognized in Earnings	(2.8)	(3.2)	(0.4)	(0.5)	(4.6)	(5.0)	(1.3)	(0.4)	(6.9)	(11.3)
Income (Loss) from Continuing Operations before Income Taxes	$(6.0)	$81.5	$(3.5)	$50.4	$31.1	$(5.0)	$(20.9)	$63.1	$122.4	$68.3
Segment Net Operating Income (Loss):
Kemper Preferred	$(19.7)	$8.4	$(10.3)	$10.4	$12.7	$(8.3)	$(33.3)	$11.3	$(11.2)	$(17.6)
Kemper Specialty	(2.8)	2.7	(2.8)	4.1	4.4	5.7	5.3	4.4	1.2	19.8
Kemper Direct	1.8	1.5	(2.9)	(1.3)	(17.1)	(1.7)	(4.8)	(3.9)	(0.9)	(27.5)
Life and Health	24.3	19.2	19.5	27.8	31.2	19.7	18.0	30.0	90.8	98.9
Total Segment Net Operating Income (Loss)	3.6	31.8	3.5	41.0	31.2	15.4	(14.8)	41.8	79.9	73.6
Corporate and Other Net Operating Loss	(7.0)	(7.2)	(4.3)	(7.6)	(7.1)	(8.3)	(5.4)	(5.7)	(26.1)	(26.5)
Consolidated Operating Income (Loss)	(3.4)	24.6	(0.8)	33.4	24.1	7.1	(20.2)	36.1	53.8	47.1
Unallocated Net Income (Loss) From:
Net Realized Gains (Losses) on Sales of Investments	3.6	33.0	2.7	3.2	3.9	(2.7)	11.5	9.2	42.5	21.9
Net Impairment Losses Recognized in Earnings	(1.9)	(2.0)	(0.3)	(0.3)	(3.0)	(3.3)	(0.7)	(0.3)	(4.5)	(7.3)
Income (Loss) from Continuing Operations	$(1.7)	$55.6	$1.6	$36.3	$25.0	$1.1	$(9.4)	$45.0	$91.8	$61.7

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Earned Premiums by Product:
Life	$97.4	$98.4	$99.1	$98.5	$98.0	$98.0	$99.7	$99.4	$393.4	$395.1
Accident and Health	41.0	41.3	41.4	41.5	41.7	41.9	41.5	41.2	165.2	166.3
Property and Casualty:
Personal Lines:
Automobile	255.5	261.3	265.6	267.7	274.7	281.4	286.2	287.1	1,050.1	1,129.4
Homeowners	81.4	80.8	78.7	77.1	77.7	76.6	75.7	74.1	318.0	304.1
Other Personal	33.7	34.5	34.5	34.2	34.2	35.0	35.1	34.4	136.9	138.7
Total Personal Lines	370.6	376.6	378.8	379.0	386.6	393.0	397.0	395.6	1,505.0	1,572.2
Commercial Automobile	11.8	11.0	10.5	10.2	10.2	10.1	9.9	9.8	43.5	40.0
Total Earned Premiums	$520.8	$527.3	$529.8	$529.2	$536.5	$543.0	$548.1	$546.0	$2,107.1	$2,173.6
Net Investment Income by Segment:
Kemper Preferred:
Equity Method Limited Liability Companies	$1.3	$0.5	$0.8	$1.4	$0.8	$(2.1)	$5.4	$3.9	$4.0	$8.0
All Other Net Investment Income	10.1	10.3	11.1	9.5	10.2	10.3	10.0	10.3	41.0	40.8
Net Investment Income	11.4	10.8	11.9	10.9	11.0	8.2	15.4	14.2	45.0	48.8
Kemper Specialty:
Equity Method Limited Liability Companies	0.5	0.3	0.3	0.6	0.4	(1.0)	2.5	1.8	1.7	3.7
All Other Net Investment Income	4.1	4.2	4.4	4.6	4.9	4.7	4.7	4.8	17.3	19.1
Net Investment Income	4.6	4.5	4.7	5.2	5.3	3.7	7.2	6.6	19.0	22.8
Kemper Direct:
Equity Method Limited Liability Companies	0.5	0.1	0.2	0.5	0.3	(0.8)	2.0	1.4	1.3	2.9
All Other Net Investment Income	2.7	3.3	3.5	3.1	3.5	3.6	3.5	3.9	12.6	14.5
Net Investment Income	3.2	3.4	3.7	3.6	3.8	2.8	5.5	5.3	13.9	17.4
Life and Health Insurance:
Equity Method Limited Liability Companies	(0.3)	(1.5)	(0.3)	3.9	0.8	(9.3)	—	2.2	1.8	(6.3)
All Other Net Investment Income	51.1	49.6	50.0	51.8	52.4	51.8	52.1	50.5	202.5	206.8
Net Investment Income	50.8	48.1	49.7	55.7	53.2	42.5	52.1	52.7	204.3	200.5
Total Segment Net Investment Income	70.0	66.8	70.0	75.4	73.3	57.2	80.2	78.8	282.2	289.5
Unallocated Net Investment Income:
Equity Method Limited Liability Companies	0.2	—	0.1	0.3	0.1	(0.5)	1.0	0.7	0.6	1.3
All Other Net Investment Income	2.7	3.6	5.1	1.7	1.9	1.9	1.7	1.7	13.1	7.2
Unallocated Net Investment Income	2.9	3.6	5.2	2.0	2.0	1.4	2.7	2.4	13.7	8.5
Net Investment Income	$72.9	$70.4	$75.2	$77.4	$75.3	$58.6	$82.9	$81.2	$295.9	$298.0

Kemper Corporation Catastrophe Frequency and Severity (Unaudited)

CATASTROPHE LOSSES AND LAE
	Year Ended Dec 31, 2012				Year Ended Dec 31, 2011
	Consolidated		Combined P&C		Consolidated		Combined P&C
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	19	$25.6	19	$22.2	22	$37.4	22	$36.1
$5 - $10	5	39.4	5	37.0	3	21.9	3	21.0
$10 - $15	1	11.0	1	10.9	1	10.9	2	25.6
$15 - $20	—	—	—	—	2	37.2	1	16.3
$20 - $25	—	—	—	—	1	23.0	1	22.9
Greater Than $25	1	48.5	1	48.4	1	33.4	1	32.9
Total	26	$124.5	26	$118.5	30	$163.8	30	$154.8

SEGMENT CATASTROPHE LOSSES AND LAE
	Year Ended Dec 31, 2012
	Kemper Preferred		Kemper Specialty		Kemper Direct		Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	20	$27.7	19	$4.8	26	$8.3	18	$6.0
$5 - $10	4	33.7	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	1	44.0	—	—	—	—	—	—
Total	25	$105.4	19	$4.8	26	$8.3	18	$6.0

	Year Ended Dec 31, 2011
	Kemper Preferred		Kemper Specialty		Kemper Direct		Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	22	$33.6	23	$3.8	28	$6.7	26	$9.1
$5 - $10	3	20.1	—	—	—	—	—	—
$10 - $15	3	35.9	—	—	—	—	—	—
$20 - $25	1	22.1	—	—	—	—	—	—
Greater Than $25	1	32.5	—	—	—	—	—	—
Total	30	$144.2	23	$3.8	28	$6.7	26	$9.1

Kemper Corporation Combined Property and Casualty Operations[1] (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Results of Operations
Net Premiums Written	$340.5	$377.7	$367.3	$368.6	$356.7	$394.6	$381.1	$383.6	$1,454.1	$1,516.0
Earned Premiums:
Personal:
Automobile	$255.5	$261.3	$265.6	$267.7	$274.7	$281.4	$286.2	$287.1	$1,050.1	$1,129.4
Homeowners	81.4	80.8	78.7	77.1	77.7	76.6	75.7	74.1	318.0	304.1
Other Personal	14.1	14.0	13.7	13.8	13.8	13.8	13.4	13.2	55.6	54.2
Total Personal	351.0	356.1	358.0	358.6	366.2	371.8	375.3	374.4	1,423.7	1,487.7
Commercial Automobile	11.8	11.0	10.5	10.2	10.2	10.1	9.9	9.8	43.5	40.0
Total Earned Premiums	362.8	367.1	368.5	368.8	376.4	381.9	385.2	384.2	1,467.2	1,527.7
Net Investment Income	19.2	18.7	20.3	19.7	20.1	14.7	28.1	26.1	77.9	89.0
Other Income	0.2	0.2	0.2	0.1	0.2	0.4	0.1	0.2	0.7	0.9
Total Revenues	382.2	386.0	389.0	388.6	396.7	397.0	413.4	410.5	1,545.8	1,617.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	275.6	272.0	276.7	271.0	285.4	280.6	281.2	290.6	1,095.3	1,137.8
Catastrophe Losses and LAE	46.3	10.7	50.8	10.7	7.0	43.8	94.7	9.2	118.5	154.7
Prior Years:
Non-catastrophe Losses and LAE	(1.6)	(9.0)	(2.4)	(5.5)	(2.6)	(16.4)	(5.4)	(3.1)	(18.5)	(27.5)
Catastrophe Losses and LAE	(0.3)	(1.7)	(4.2)	(0.2)	(1.6)	(1.5)	(1.9)	0.1	(6.4)	(4.9)
Total Incurred Losses and LAE	320.0	272.0	320.9	276.0	288.2	306.5	368.6	296.8	1,188.9	1,260.1
Insurance Expenses	97.8	98.8	98.3	97.6	101.4	103.3	101.2	101.7	392.5	407.6
Write-off of Other Intangible Assets Acquired	—	—	—	—	13.5	—	—	—	—	13.5
Operating Profit (Loss)	(35.6)	15.2	(30.2)	15.0	(6.4)	(12.8)	(56.4)	12.0	(35.6)	(63.6)
Income Tax Benefit (Expense)	14.9	(2.6)	14.2	(1.8)	6.4	8.5	23.6	(0.2)	24.7	38.3
Segment Net Operating Income (Loss)	$(20.7)	$12.6	$(16.0)	$13.2	$—	$(4.3)	$(32.8)	$11.8	$(10.9)	$(25.3)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.9%	74.2%	75.1%	73.5%	75.8%	73.5%	73.0%	75.7%	74.6%	74.5%
Current Year Catastrophe Losses and LAE Ratio	12.8	2.9	13.8	2.9	1.9	11.5	24.6	2.4	8.1	10.1
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	(2.5)	(0.7)	(1.5)	(0.7)	(4.3)	(1.4)	(0.8)	(1.3)	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.5)	(1.1)	(0.1)	(0.4)	(0.4)	(0.5)	—	(0.4)	(0.3)
Total Incurred Loss and LAE Ratio	88.2	74.1	87.1	74.8	76.6	80.3	95.7	77.3	81.0	82.5
Incurred Expense Ratio	27.0	26.9	26.7	26.5	30.5	27.0	26.3	26.5	26.8	27.6
Combined Ratio	115.2%	101.0%	113.8%	101.3%	107.1%	107.3%	122.0%	103.8%	107.8%	110.1%
Underlying Combined Ratio [2]
Current Year Non-catastrophe Losses and LAE Ratio	75.9%	74.2%	75.1%	73.5%	75.8%	73.5%	73.0%	75.7%	74.6%	74.5%
Incurred Expense Ratio	27.0	26.9	26.7	26.5	30.5	27.0	26.3	26.5	26.8	27.6
Underlying Combined Ratio	102.9%	101.1%	101.8%	100.0%	106.3%	100.5%	99.3%	102.2%	101.4%	102.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	102.9%	101.1%	101.8%	100.0%	106.3%	100.5%	99.3%	102.2%	101.4%	102.1%
Current Year Catastrophe Losses and LAE Ratio	12.8	2.9	13.8	2.9	1.9	11.5	24.6	2.4	8.1	10.1
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	(2.5)	(0.7)	(1.5)	(0.7)	(4.3)	(1.4)	(0.8)	(1.3)	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.5)	(1.1)	(0.1)	(0.4)	(0.4)	(0.5)	—	(0.4)	(0.3)
Combined Ratio as Reported	115.2%	101.0%	113.8%	101.3%	107.1%	107.3%	122.0%	103.8%	107.8%	110.1%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
[2] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Results of Operations
Net Premiums Written	$213.8	$237.9	$233.0	$207.0	$211.2	$233.3	$224.7	$199.6	$891.7	$868.8
Earned Premiums:
Automobile	$130.4	$130.5	$128.0	$126.6	$127.9	$128.5	$127.6	$126.9	$515.5	$510.9
Homeowners	79.1	78.4	76.3	74.7	75.3	74.3	73.4	71.9	308.5	294.9
Other Personal	14.0	14.0	13.7	13.7	13.8	13.7	13.4	13.1	55.4	54.0
Total Earned Premiums	223.5	222.9	218.0	215.0	217.0	216.5	214.4	211.9	879.4	859.8
Net Investment Income	11.4	10.8	11.9	10.9	11.0	8.2	15.4	14.2	45.0	48.8
Other Income	0.1	0.1	0.1	0.1	0.1	0.1	—	0.1	0.4	0.3
Total Revenues	235.0	233.8	230.0	226.0	228.1	224.8	229.8	226.2	924.8	908.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	159.6	154.0	149.8	145.0	148.8	148.9	141.4	145.5	608.4	584.6
Catastrophe Losses and LAE	42.7	9.4	44.8	8.5	6.4	40.9	87.9	9.0	105.4	144.2
Prior Years:
Non-catastrophe Losses and LAE	4.5	(0.8)	(1.7)	(0.6)	(2.0)	(7.9)	(2.6)	(1.1)	1.4	(13.6)
Catastrophe Losses and LAE	(0.2)	(1.6)	(4.1)	(0.3)	(1.7)	(1.5)	(2.0)	(0.3)	(6.2)	(5.5)
Total Incurred Losses and LAE	206.6	161.0	188.8	152.6	151.5	180.4	224.7	153.1	709.0	709.7
Insurance Expenses	60.8	62.4	60.3	60.3	60.7	60.5	59.6	59.0	243.8	239.8
Operating Profit (Loss)	(32.4)	10.4	(19.1)	13.1	15.9	(16.1)	(54.5)	14.1	(28.0)	(40.6)
Income Tax Benefit (Expense)	12.7	(2.0)	8.8	(2.7)	(3.2)	7.8	21.2	(2.8)	16.8	23.0
Segment Net Operating Income (Loss)	$(19.7)	$8.4	$(10.3)	$10.4	$12.7	$(8.3)	$(33.3)	$11.3	$(11.2)	$(17.6)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.4%	69.1%	68.7%	67.4%	68.6%	68.7%	65.9%	68.7%	69.1%	67.9%
Current Year Catastrophe Losses and LAE Ratio	19.1	4.2	20.6	4.0	2.9	18.9	41.0	4.2	12.0	16.8
Prior Years Non-catastrophe Losses and LAE Ratio	2.0	(0.4)	(0.8)	(0.3)	(0.9)	(3.6)	(1.2)	(0.5)	0.2	(1.6)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.7)	(1.9)	(0.1)	(0.8)	(0.7)	(0.9)	(0.1)	(0.7)	(0.6)
Total Incurred Loss and LAE Ratio	92.4	72.2	86.6	71.0	69.8	83.3	104.8	72.3	80.6	82.5
Incurred Expense Ratio	27.2	28.0	27.7	28.0	28.0	27.9	27.8	27.8	27.7	27.9
Combined Ratio	119.6%	100.2%	114.3%	99.0%	97.8%	111.2%	132.6%	100.1%	108.3%	110.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	71.4%	69.1%	68.7%	67.4%	68.6%	68.7%	65.9%	68.7%	69.1%	67.9%
Incurred Expense Ratio	27.2	28.0	27.7	28.0	28.0	27.9	27.8	27.8	27.7	27.9
Underlying Combined Ratio	98.6%	97.1%	96.4%	95.4%	96.6%	96.6%	93.7%	96.5%	96.8%	95.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	98.6%	97.1%	96.4%	95.4%	96.6%	96.6%	93.7%	96.5%	96.8%	95.8%
Current Year Catastrophe Losses and LAE Ratio	19.1	4.2	20.6	4.0	2.9	18.9	41.0	4.2	12.0	16.8
Prior Years Non-catastrophe Losses and LAE Ratio	2.0	(0.4)	(0.8)	(0.3)	(0.9)	(3.6)	(1.2)	(0.5)	0.2	(1.6)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.7)	(1.9)	(0.1)	(0.8)	(0.7)	(0.9)	(0.1)	(0.7)	(0.6)
Combined Ratio as Reported	119.6%	100.2%	114.3%	99.0%	97.8%	111.2%	132.6%	100.1%	108.3%	110.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred Insurance Reserves (Dollars in Millions) (Unaudited)

	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Insurance Reserves:
Automobile	$287.6	$274.2	$272.3	$273.2	$274.7	$268.5	$275.0	$277.3
Homeowners	123.7	116.0	124.0	106.6	106.2	127.5	131.2	101.0
Other Personal	41.0	38.5	38.4	36.0	35.3	37.2	38.4	37.6
Insurance Reserves	$452.3	$428.7	$434.7	$415.8	$416.2	$433.2	$444.6	$415.9
Insurance Reserves:
Loss Reserves:
Case	$284.7	$267.0	$265.6	$260.3	$259.0	$268.6	$271.3	$263.6
Incurred but Not Reported	105.5	100.0	107.0	92.7	92.9	97.5	103.7	82.6
Total Loss Reserves	390.2	367.0	372.6	353.0	351.9	366.1	375.0	346.2
LAE Reserves	62.1	61.7	62.1	62.8	64.3	67.1	69.6	69.7
Insurance Reserves	$452.3	$428.7	$434.7	$415.8	$416.2	$433.2	$444.6	$415.9

Kemper Corporation Kemper Specialty (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Results of Operations
Net Premiums Written	$94.9	$103.9	$98.6	$117.7	$100.0	$109.3	$105.8	$123.1	$415.1	$438.2
Earned Premiums:
Personal Automobile	$90.7	$92.9	$96.1	$96.6	$98.3	$100.9	$103.4	$102.6	$376.3	$405.2
Commercial Automobile	11.8	11.0	10.5	10.2	10.2	10.1	9.9	9.8	43.5	40.0
Total Earned Premiums	102.5	103.9	106.6	106.8	108.5	111.0	113.3	112.4	419.8	445.2
Net Investment Income	4.6	4.5	4.7	5.2	5.3	3.7	7.2	6.6	19.0	22.8
Other Income	0.1	0.1	0.1	—	0.1	0.2	0.1	0.1	0.3	0.5
Total Revenues	107.2	108.5	111.4	112.0	113.9	114.9	120.6	119.1	439.1	468.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	88.5	84.2	89.0	86.2	87.5	86.8	91.3	92.8	347.9	358.4
Catastrophe Losses and LAE	0.1	0.9	3.7	0.1	0.1	0.7	2.9	0.1	4.8	3.8
Prior Years:
Non-catastrophe Losses and LAE	0.1	(2.9)	1.4	(1.0)	(2.5)	(3.2)	(1.9)	(1.9)	(2.4)	(9.5)
Catastrophe Losses and LAE	—	—	—	0.1	—	—	—	0.1	0.1	0.1
Total Incurred Losses and LAE	88.7	82.2	94.1	85.4	85.1	84.3	92.3	91.1	350.4	352.8
Insurance Expenses	23.8	23.1	22.9	21.7	23.5	23.5	21.9	22.6	91.5	91.5
Operating Profit (Loss)	(5.3)	3.2	(5.6)	4.9	5.3	7.1	6.4	5.4	(2.8)	24.2
Income Tax Benefit (Expense)	2.5	(0.5)	2.8	(0.8)	(0.9)	(1.4)	(1.1)	(1.0)	4.0	(4.4)
Segment Net Operating Income (Loss)	$(2.8)	$2.7	$(2.8)	$4.1	$4.4	$5.7	$5.3	$4.4	$1.2	$19.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	86.3%	81.0%	83.5%	80.7%	80.6%	78.2%	80.6%	82.5%	83.0%	80.4%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.9	3.5	0.1	0.1	0.6	2.6	0.1	1.1	0.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	(2.8)	1.3	(0.9)	(2.3)	(2.9)	(1.7)	(1.7)	(0.6)	(2.1)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	0.1	—	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	86.5	79.1	88.3	80.0	78.4	75.9	81.5	81.0	83.5	79.2
Incurred Expense Ratio	23.2	22.2	21.5	20.3	21.7	21.2	19.3	20.1	21.8	20.6
Combined Ratio	109.7%	101.3%	109.8%	100.3%	100.1%	97.1%	100.8%	101.1%	105.3%	99.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	86.3%	81.0%	83.5%	80.7%	80.6%	78.2%	80.6%	82.5%	83.0%	80.4%
Incurred Expense Ratio	23.2	22.2	21.5	20.3	21.7	21.2	19.3	20.1	21.8	20.6
Underlying Combined Ratio	109.5%	103.2%	105.0%	101.0%	102.3%	99.4%	99.9%	102.6%	104.8%	101.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	109.5%	103.2%	105.0%	101.0%	102.3%	99.4%	99.9%	102.6%	104.8%	101.0%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.9	3.5	0.1	0.1	0.6	2.6	0.1	1.1	0.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	(2.8)	1.3	(0.9)	(2.3)	(2.9)	(1.7)	(1.7)	(0.6)	(2.1)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	0.1	—	—	—	0.1	—	—
Combined Ratio as Reported	109.7%	101.3%	109.8%	100.3%	100.1%	97.1%	100.8%	101.1%	105.3%	99.8%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Specialty Insurance Reserves (Dollars in Millions) (Unaudited)

	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Insurance Reserves:
Personal Automobile	$164.8	$167.4	$171.6	$165.2	$166.6	$169.6	$176.1	$179.7
Commercial Automobile	43.9	40.8	43.2	46.7	51.5	54.4	55.6	58.7
Other	7.2	7.4	7.5	7.6	7.8	7.9	8.1	8.3
Insurance Reserves	$215.9	$215.6	$222.3	$219.5	$225.9	$231.9	$239.8	$246.7
Insurance Reserves:
Loss Reserves:
Case	$130.9	$132.7	$134.7	$131.0	$135.1	$137.9	$143.6	$147.3
Incurred but Not Reported	48.3	45.6	47.3	47.2	47.7	48.9	60.8	63.1
Total Loss Reserves	179.2	178.3	182.0	178.2	182.8	186.8	204.4	210.4
LAE Reserves	36.7	37.3	40.3	41.3	43.1	45.1	35.4	36.3
Insurance Reserves	$215.9	$215.6	$222.3	$219.5	$225.9	$231.9	$239.8	$246.7

Kemper Corporation Kemper Direct (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Results of Operations
Net premiums written	$31.8	$35.9	$35.7	$43.9	$45.5	$52.0	$50.6	$60.9	$147.3	$209.0
Earned Premiums:
Automobile	$34.4	$37.9	$41.5	$44.5	$48.5	$52.0	$55.2	$57.6	$158.3	$213.3
Homeowners	2.3	2.4	2.4	2.4	2.4	2.3	2.3	2.2	9.5	9.2
Other Personal	0.1	—	—	0.1	—	0.1	—	0.1	0.2	0.2
Total Earned Premiums	36.8	40.3	43.9	47.0	50.9	54.4	57.5	59.9	168.0	222.7
Net Investment Income	3.2	3.4	3.7	3.6	3.8	2.8	5.5	5.3	13.9	17.4
Other Income	—	—	—	—	—	0.1	—	—	—	0.1
Total Revenues	40.0	43.7	47.6	50.6	54.7	57.3	63.0	65.2	181.9	240.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	27.5	33.8	37.9	39.8	49.1	44.9	48.5	52.3	139.0	194.8
Catastrophe Losses and LAE	3.5	0.4	2.3	2.1	0.5	2.2	3.9	0.1	8.3	6.7
Prior Years:
Non-catastrophe Losses and LAE	(6.2)	(5.3)	(2.1)	(3.9)	1.9	(5.3)	(0.9)	(0.1)	(17.5)	(4.4)
Catastrophe Losses and LAE	(0.1)	(0.1)	(0.1)	—	0.1	—	0.1	0.3	(0.3)	0.5
Total Incurred Losses and LAE	24.7	28.8	38.0	38.0	51.6	41.8	51.6	52.6	129.5	197.6
Insurance Expenses	13.2	13.3	15.1	15.6	17.2	19.3	19.7	20.1	57.2	76.3
Write-off of Other Intangible Assets Acquired	—	—	—	—	13.5	—	—	—	—	13.5
Operating Profit (Loss)	2.1	1.6	(5.5)	(3.0)	(27.6)	(3.8)	(8.3)	(7.5)	(4.8)	(47.2)
Income Tax Benefit (Expense)	(0.3)	(0.1)	2.6	1.7	10.5	2.1	3.5	3.6	3.9	19.7
Segment Net Operating Income (Loss)	$1.8	$1.5	$(2.9)	$(1.3)	$(17.1)	$(1.7)	$(4.8)	$(3.9)	$(0.9)	$(27.5)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.7%	83.9%	86.4%	84.7%	96.5%	82.5%	84.3%	87.3%	82.8%	87.5%
Current Year Catastrophe Losses and LAE Ratio	9.5	1.0	5.2	4.5	1.0	4.0	6.8	0.2	4.9	3.0
Prior Years Non-catastrophe Losses and LAE Ratio	(16.8)	(13.2)	(4.8)	(8.3)	3.7	(9.7)	(1.6)	(0.2)	(10.4)	(2.0)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(0.2)	(0.2)	—	0.2	—	0.2	0.5	(0.2)	0.2
Total Incurred Loss and LAE Ratio	67.1	71.5	86.6	80.9	101.4	76.8	89.7	87.8	77.1	88.7
Incurred Expense Ratio	35.9	33.0	34.4	33.2	60.3	35.5	34.3	33.6	34.0	40.3
Combined Ratio	103.0%	104.5%	121.0%	114.1%	161.7%	112.3%	124.0%	121.4%	111.1%	129.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.7%	83.9%	86.4%	84.7%	96.5%	82.5%	84.3%	87.3%	82.8%	87.5%
Incurred Expense Ratio	35.9	33.0	34.4	33.2	60.3	35.5	34.3	33.6	34.0	40.3
Underlying Combined Ratio	110.6%	116.9%	120.8%	117.9%	156.8%	118.0%	118.6%	120.9%	116.8%	127.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	110.6%	116.9%	120.8%	117.9%	156.8%	118.0%	118.6%	120.9%	116.8%	127.8%
Current Year Catastrophe Losses and LAE Ratio	9.5	1.0	5.2	4.5	1.0	4.0	6.8	0.2	4.9	3.0
Prior Years Non-catastrophe Losses and LAE Ratio	(16.8)	(13.2)	(4.8)	(8.3)	3.7	(9.7)	(1.6)	(0.2)	(10.4)	(2.0)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(0.2)	(0.2)	—	0.2	—	0.2	0.5	(0.2)	0.2
Combined Ratio as Reported	103.0%	104.5%	121.0%	114.1%	161.7%	112.3%	124.0%	121.4%	111.1%	129.0%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Direct Insurance Reserves (Dollars in Millions) (Unaudited)

	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Insurance Reserves:
Automobile	$173.3	$191.7	$200.8	$208.1	$216.5	$213.3	$223.0	$230.5
Homeowners	2.7	4.3	4.9	5.1	4.8	5.1	5.8	5.4
Other Personal	1.8	2.0	2.7	2.7	2.6	2.7	2.7	2.5
Insurance Reserves	$177.8	$198.0	$208.4	$215.9	$223.9	$221.1	$231.5	$238.4
Insurance Reserves:
Loss Reserves:
Case	$115.4	$126.0	$131.5	$137.0	$140.9	$147.2	$146.4	$150.8
Incurred but Not Reported	39.7	46.8	50.5	51.5	54.0	44.5	53.5	54.9
Total Loss Reserves	155.1	172.8	182.0	188.5	194.9	191.7	199.9	205.7
LAE Reserves	22.7	25.2	26.4	27.4	29.0	29.4	31.6	32.7
Insurance Reserves	$177.8	$198.0	$208.4	$215.9	$223.9	$221.1	$231.5	$238.4

Kemper Corporation Life and Health Insurance (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Results of Operations
Earned Premiums:
Life	$97.4	$98.4	$99.1	$98.5	$98.0	$98.0	$99.7	$99.4	$393.4	$395.1
Accident and Health	41.0	41.3	41.4	41.5	41.7	41.9	41.5	41.2	165.2	166.3
Property	19.6	20.5	20.8	20.4	20.4	21.2	21.7	21.2	81.3	84.5
Total Earned Premiums	158.0	160.2	161.3	160.4	160.1	161.1	162.9	161.8	639.9	645.9
Net Investment Income	50.8	48.1	49.7	55.7	53.2	42.5	52.1	52.7	204.3	200.5
Other Income	—	—	—	0.1	—	—	0.1	—	0.1	0.1
Total Revenues	208.8	208.3	211.0	216.2	213.3	203.6	215.1	214.5	844.3	846.5
Policyholders’ Benefits and Incurred Losses and LAE	92.9	96.7	102.9	100.6	88.5	93.0	108.6	95.5	393.1	385.6
Insurance Expenses	78.2	82.2	77.8	72.6	77.1	80.7	78.3	72.5	310.8	308.6
Operating Profit	37.7	29.4	30.3	43.0	47.7	29.9	28.2	46.5	140.4	152.3
Income Tax Expense	(13.4)	(10.2)	(10.8)	(15.2)	(16.5)	(10.2)	(10.2)	(16.5)	(49.6)	(53.4)
Segment Net Operating Income	$24.3	$19.2	$19.5	$27.8	$31.2	$19.7	$18.0	$30.0	$90.8	$98.9

	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Insurance Reserves:
Future Policyholder Benefits	$3,103.1	$3,093.4	$3,078.1	$3,062.7	$3,046.8	$3,039.8	$3,029.2	$3,014.7
Incurred Losses and LAE Reserves:
Life	36.8	34.7	30.7	32.7	33.8	32.9	34.3	36.0
Accident and Health	21.7	21.7	21.8	22.4	22.1	21.7	22.1	22.9
Property	7.0	10.5	10.1	8.0	8.3	12.0	18.1	16.9
Total Incurred Losses and LAE Reserves	65.5	66.9	62.6	63.1	64.2	66.6	74.5	75.8
Insurance Reserves	$3,168.6	$3,160.3	$3,140.7	$3,125.8	$3,111.0	$3,106.4	$3,103.7	$3,090.5

Kemper Corporation Details of Investment Performance (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended								Year Ended
	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Net Investment Income
Interest and Dividends on Fixed Maturities	$60.4	$59.7	$63.8	$62.2	$62.8	$61.8	$62.0	$60.0	$246.1	$246.6
Dividends on Equity Securities	7.0	7.3	6.2	5.2	6.0	6.0	6.1	7.1	25.7	25.2
Short-term Investments	—	0.1	0.1	—	—	—	—	0.1	0.2	0.1
Loans to Policyholders	4.9	4.7	4.6	4.7	4.6	4.4	4.3	4.4	18.9	17.7
Real Estate	7.4	7.0	6.6	6.4	6.6	6.7	6.3	6.4	27.4	26.0
Equity Method Limited Liability Investments	2.1	(0.6)	1.1	6.7	2.4	(13.7)	10.9	10.0	9.3	9.6
Other	0.1	(0.1)	0.1	—	0.2	—	0.1	—	0.1	0.3
Total Investment Income	81.9	78.1	82.5	85.2	82.6	65.2	89.7	88.0	327.7	325.5
Investment Expenses:
Real Estate	7.3	6.4	6.1	6.3	6.9	6.2	6.4	6.4	26.1	25.9
Other Investment Expenses	1.7	1.3	1.2	1.5	0.4	0.4	0.4	0.4	5.7	1.6
Total Investment Expenses	9.0	7.7	7.3	7.8	7.3	6.6	6.8	6.8	31.8	27.5
Net Investment Income	$72.9	$70.4	$75.2	$77.4	$75.3	$58.6	$82.9	$81.2	$295.9	$298.0
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$1.7	$50.7	$4.1	$0.4	$1.3	$7.1	$3.0	$2.8	$56.9	$14.2
Losses on Sales	—	(0.1)	—	—	—	—	(0.1)	—	(0.1)	(0.1)
Equity Securities:
Gains on Sales	3.6	0.1	0.5	4.1	4.8	2.8	15.2	11.2	8.3	34.0
Losses on Sales	—	—	(0.2)	—	—	(13.4)	(0.1)	—	(0.2)	(13.5)
Real Estate:
Gains on Sales	0.2	—	—	—	—	—	—	0.1	0.2	0.1
Other Investments:
Losses on Sales	—	—	—	—	(0.1)	—	—	—	—	(0.1)
Trading Securities Net Gains (Losses)	—	0.2	(0.3)	0.4	(0.1)	(0.7)	(0.2)	0.1	0.3	(0.9)
Net Realized Gains (Losses) on Sales of Investments	$5.5	$50.9	$4.1	$4.9	$5.9	$(4.2)	$17.8	$14.2	$65.4	$33.7
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(1.5)	$—	$(0.4)	$—	$(2.2)	$—	$—	$—	$(1.9)	$(2.2)
Equity Securities	(1.3)	(0.1)	—	(0.5)	(0.1)	(0.1)	(1.3)	(0.4)	(1.9)	(1.9)
Real Estate	—	(3.1)	—	—	(2.3)	(4.9)	—	—	(3.1)	(7.2)
Net Impairment Losses Recognized in Earnings	$(2.8)	$(3.2)	$(0.4)	$(0.5)	$(4.6)	$(5.0)	$(1.3)	$(0.4)	$(6.9)	$(11.3)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Dec 31, 2012		Dec 31, 2011		Dec 31, 2010
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$428.9	6.6%	$491.7	7.9%	$536.9	8.6%
States and Political Subdivisions	1,401.4	21.7	1,852.6	29.8	1,792.8	28.7
Corporate Securities:
Bonds and Notes	2,993.4	46.3	2,342.3	37.6	2,049.0	32.8
Redeemable Preferred Stocks	32.6	0.5	81.7	1.3	88.3	1.4
Mortgage and Asset-backed	3.9	0.1	5.1	0.1	8.3	0.1
Subtotal Fixed Maturities Reported at Fair Value	4,860.2	75.2	4,773.4	76.7	4,475.3	71.6
Equity Securities Reported at Fair Value:
Preferred Stocks	100.5	1.6	107.2	1.7	125.1	2.0
Common Stocks:
Intermec	—	—	—	—	137.5	2.2
Other Equities	154.2	2.4	130.4	2.1	133.4	2.1
Other Equity Interests:
Exchange Traded Funds	125.9	1.9	66.6	1.1	79.2	1.3
Limited Liability Companies and Limited Partnerships	141.3	2.2	93.1	1.5	75.2	1.2
Subtotal Equity Securities Reported at Fair Value	521.9	8.1	397.3	6.4	550.4	8.8
Equity Method Limited Liability Investments	253.0	3.9	306.3	4.9	328.0	5.2
Short-term Investments at Cost which Approximates Fair Value	327.5	5.1	247.4	4.0	402.9	6.4
Other Investments:
Loans to Policyholders at Unpaid Principal	266.3	4.1	253.9	4.1	238.4	3.8
Real Estate at Depreciated Cost	226.2	3.5	239.4	3.8	249.9	4.0
Trading Securities at Fair Value	4.5	0.1	4.4	0.1	5.1	0.1
Other	0.5	—	0.6	—	0.8	—
Subtotal Other Investments	497.5	7.7	498.3	8.0	494.2	7.9
Total Investments	$6,460.1	100.0%	$6,222.7	100.0%	$6,250.8	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,319.1	68.3%	$3,591.8	75.2%	$3,493.7	78.1%
BBB	1,199.0	24.7	839.4	17.6	733.1	16.4
BB	65.3	1.4	108.6	2.3	105.3	2.4
B	93.6	1.9	89.1	1.9	52.3	1.2
CCC	178.0	3.7	127.8	2.7	76.6	1.7
In or Near Default	5.2	0.1	16.7	0.3	14.3	0.3
Total Investments in Fixed Maturities	$4,860.2	100.0%	$4,773.4	100.0%	$4,475.3	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.1		7.4		7.2

[1] Sum of percentages for individual lines does not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Dec 31, 2012		Dec 31, 2011		Dec 31, 2010
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,371.1	21.2%	$1,153.1	18.5%	$1,023.6	16.4%
Finance, Insurance and Real Estate	780.8	12.1	590.4	9.5	566.4	9.1
Services	298.6	4.6	233.8	3.8	186.3	3.0
Transportation, Communication and Utilities	289.2	4.5	252.2	4.1	229.7	3.7
Mining	143.4	2.2	89.6	1.4	52.0	0.8
Retail Trade	66.5	1.0	50.1	0.8	33.5	0.5
Wholesale Trade	57.8	0.9	41.5	0.7	36.5	0.6
Agriculture, Forestry and Fishing	19.2	0.3	17.8	0.3	17.0	0.3
Other	3.3	0.1	0.6	—	0.6	—
Total Fair Value of Non-governmental Fixed Maturities	$3,029.9	46.9%	$2,429.1	39.1%	$2,145.6	34.4%

	Dec 31, 2012
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$84.7	1.3%
Georgia	73.0	1.1
Colorado	62.5	1.0
Washington	54.4	0.8
Louisiana	45.4	0.7
Corporate Securities:
Bonds and Notes:
Merck & Co., Inc.	43.5	0.7
Equity Securities:
iShares® iBoxx $ Investment Grade Corporate Bond Fund	101.0	1.6
Merck & Co., Inc.	1.5	—
Equity Method Limited Liability Investments:
Tennenbaum Opportunities Fund V, LLC	69.9	1.1
Special Value Opportunities Fund, LLC	59.4	0.9
Goldman Sachs Vintage Fund IV, L.P.	58.9	0.9
Total	$654.2	10.1%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions Pre-refunded with U.S. Government and Government Agencies Held in Trust at December 31, 2012.

Kemper Corporation Municipal Bond Securities excluding Pre-refunded with U.S. Government Held in Trust (Dollars in Millions) (Unaudited)

	Dec 31, 2012
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$42.8	$14.4	$27.5	$84.7	7.6%	1.3%
Georgia	51.1	9.8	12.1	73.0	6.6	1.1
Colorado	—	20.8	41.7	62.5	5.6	1.0
Washington	29.1	0.6	24.7	54.4	4.9	0.8
Louisiana	31.9	1.5	12.0	45.4	4.1	0.7
Ohio	10.1	5.1	29.7	44.9	4.0	0.7
New York	6.5	—	34.0	40.5	3.6	0.6
North Carolina	15.1	4.3	19.8	39.2	3.5	0.6
Maryland	35.2	—	3.7	38.9	3.5	0.6
Wisconsin	37.6	—	—	37.6	3.4	0.6
Oregon	36.7	—	—	36.7	3.3	0.6
Florida	35.0	—	0.1	35.1	3.2	0.5
Connecticut	25.4	—	5.7	31.1	2.8	0.5
Mississippi	25.6	—	4.5	30.1	2.7	0.5
South Carolina	24.5	5.0	—	29.5	2.7	0.5
Indiana	—	—	28.1	28.1	2.5	0.4
Virginia	—	20.2	7.2	27.4	2.5	0.4
Nevada	24.1	1.2	—	25.3	2.3	0.4
Utah	12.3	0.8	11.2	24.3	2.2	0.4
Massachusetts	—	—	23.0	23.0	2.1	0.4
Arkansas	22.0	—	—	22.0	2.0	0.3
Pennsylvania	12.7	7.8	0.6	21.1	1.9	0.3
Missouri	—	—	19.9	19.9	1.8	0.3
New Jersey	—	—	19.8	19.8	1.8	0.3
Delaware	12.1	—	6.5	18.6	1.7	0.3
Iowa	—	—	17.9	17.9	1.6	0.3
Kentucky	—	1.1	16.0	17.1	1.5	0.3
Hawaii	15.9	—	—	15.9	1.4	0.2
Tennessee	4.5	7.9	3.3	15.7	1.4	0.2
Michigan	—	—	12.8	12.8	1.2	0.2
Nebraska	—	7.4	5.2	12.6	1.1	0.2
District of Columbia	—	—	12.2	12.2	1.1	0.2
Oklahoma	—	2.7	8.6	11.3	1.0	0.2
Rhode Island	10.8	—	—	10.8	1.0	0.2
Arizona	—	3.2	6.7	9.9	0.9	0.2
West Virginia	9.8	—	—	9.8	0.9	0.2
Minnesota	1.8	5.3	2.0	9.1	0.8	0.1
California	2.3	—	6.7	9.0	0.8	0.1
All Other States	10.2	3.8	21.7	35.7	3.2	0.6
Total (1)	$545.1	$122.9	$444.9	$1,112.9	100.0%	17.2%

[1] Sum of percentages for individual lines does not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Investment Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

		Unfunded Commitment	Reported Value		Stated Fund
	Asset Class	Dec 31, 2012	Dec 31, 2012	Dec 31, 2011	End Date
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Tennenbaum Opportunities Fund V, LLC	Distressed Debt	$—	$69.9	$75.6	10/10/16
Special Value Opportunities Fund, LLC	Distressed Debt	—	59.4	67.8	07/13/14
Goldman Sachs Vintage Fund IV, LP	Secondary Transactions	17.3	58.9	64.2	12/31/16
BNY Mezzanine - Alcentra Partners III, LP	Mezzanine Debt	21.2	18.9	22.7	2021-2022
NYLIM Mezzanine Partners II, LP	Mezzanine Debt	4.0	10.3	13.5	07/31/16
BNY Mezzanine Partners, LP	Mezzanine Debt	1.1	9.2	12.9	04/17/16
Ziegler Meditech Equity Partners, LP	Growth Equity	0.8	8.9	13.3	01/31/16
Special Value Continuation Fund, LLC	Distressed Debt	—	—	22.4	—
Other Funds		8.4	17.5	13.9	Various
Total Equity Method Limited Liability Investments		52.8	253.0	306.3
Reported as Other Equity Interests and Reported at Fair Value:
Highbridge Principal Strategies Mezzanine Partners, LP	Mezzanine Debt	2.5	22.1	20.8	01/23/18
Goldman Sachs Vintage Fund V, LP	Secondary Transactions	6.9	13.7	13.9	12/31/18
Highbridge Principal Strategies Credit Opportunities Fund, LP	Hedge Fund	—	11.0	—	None
GS Mezzanine Partners V, LP	Mezzanine Debt	14.8	9.3	8.2	12/31/21
Other		64.5	85.2	50.2	Various
Total Reported as Other Equity Interests and Reported at Fair Value		88.7	141.3	93.1
Total		$141.5	$394.3	$399.4

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share, Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.

Combined Property and Casualty Operations is a non-GAAP financial measure, which is comprised of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of 1) Net Realized Gains (Losses) on Sales of Investments, 2) Net Impairment Losses Recognized in Earnings related to investments and 3) other significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is income (loss) from continuing operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains (Losses) on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Consolidated Net Operating Income (Loss)	$(3.4)	$24.6	$(0.8)	$33.4	$24.1	$7.1	$(20.2)	$36.1	$53.8	$47.1
Net Income (Loss) From:
Net Realized Gains (Losses) on Sales of Investments	3.6	33.0	2.7	3.2	3.9	(2.7)	11.5	9.2	42.5	21.9
Net Impairment Losses Recognized in Earnings	(1.9)	(2.0)	(0.3)	(0.3)	(3.0)	(3.3)	(0.7)	(0.3)	(4.5)	(7.3)
Income (Loss) from Continuing Operations	$(1.7)	$55.6	$1.6	$36.3	$25.0	$1.1	$(9.4)	$45.0	$91.8	$61.7

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income (Loss)by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐Basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share to Income (Loss) from Continuing Operations Per Unrestricted Share is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2012	Dec 31, 2011
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$(0.06)	$0.42	$(0.01)	$0.56	$0.40	$0.12	$(0.33)	$0.59	$0.91	$0.78
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains (Losses) on Sales of Investments	0.06	0.56	0.05	0.05	0.06	(0.05)	0.19	0.15	0.72	0.36
Net Impairment Losses Recognized in Earnings	(0.03)	(0.03)	(0.01)	—	(0.05)	(0.06)	(0.02)	—	(0.08)	(0.12)
Income (Loss) from Continuing Operations Per Unrestricted Share	$(0.03)	$0.95	$0.03	$0.61	$0.41	$0.01	$(0.16)	$0.74	$1.55	$1.02

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Incurred Expense Ratio. The most directly comparable GAAP financial measure is the combined ratio, which uses total incurred losses and LAE, including the impact of catastrophe losses, and loss and LAE reserve development. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s Property and Casualty insurance businesses that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.